UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014

Pizza Inn Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri                                                      0-12919                                           45-3189287
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas                                                                           75056
(Address of principal executive offices)                                                                           (Zip Code)

Registrant’s telephone number, including area code (469) 384-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 10, 2014, the Registrant issued a press release announcing that on March 11, 2014, Randall E. Gier, President and Chief Executive Officer of Pizza Inn Holdings, Inc., will make a presentation at the 26th Annual ROTH Conference in Dana Point, California. The press release also announces that a copy of the presentation materials will be available on the Registrant’s website at www.pizzainn.com on and after the time of the presentation.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press release dated March 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pizza Holdings Inn, Inc.

Date: March 10, 2014	By: /s/ Randall E. Gier Randall E. Gier, President and Chief Executive Officer